UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 29, 2012

Date of Report

(Date of Earliest Event Reported)

FONU2 INC.

 (Exact name of registrant as specified in its charter)

NEVADA	000-49652	65-0773383
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

331 East Commercial Blvd.

Ft. Lauderdale, Florida  33334

 (Address of principal executive offices)

(954) 938-4133

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A-2 (this “Amendment”) amends the amended Current Report on Form 8-K/A of FONU2 Inc., a Nevada corporation (the “Company”, “us,” “our,” “we” and words of similar import) dated March 29, 2012, which was originally filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2013 (the “Original Filing”).  This Amendment is being filed for the sole purpose of including a corrected Report of Independent Registered Public Accounting Firm. Except as expressly set forth in this Amendment, the Original Filing has not been amended, updated or otherwise modified.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FonU2, Inc.

Ft. Lauderdale. Florida

We have audited the accompanying balance sheets of FonU2, Inc. (the “Company”) as of December 31, 2011 and 2010 and the related statements of operations, stockholders’ equity (deficit), and cash flows for each of the years then ended and for the period from inception (August 26, 2009) through December 31, 2011.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FonU2, Inc. as of December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the years then ended and for the period from inception (August 26, 2009) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that FonU2, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, the Company suffered net losses and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

February 22, 2013

FONU2, INC.
(Formerly Cygnus Internet, Inc.)
(A Development Stage Company)
Balance Sheets

ASSETS
	December 31, 2011	December 31, 2010
CURRENT ASSETS
Other current assets	$2,285	$-

Total Current Assets	2,285	-

PROPERTY AND EQUIPMENT, net	1,030	3,063

TOTAL ASSETS	$3,315	$3,063

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$11,800	$10
Note payable	25,000	-
Bank overdraft	893	-

Total Current Liabilities	37,693	10

TOTAL LIABILITIES	37,693	10

STOCKHOLDERS' EQUITY
Preferred stock series A; 1,400,000 shares authorized, at $0.01 par value, 868,239 and -0- shares issued and outstanding, respectively	8,682	-
Preferred stock series B; 1,712,052 shares authorized, at $0.01 par value, 1,639,368 and 1,639,638 shares issued and outstanding, respectively	16,394	16,394
Common stock; 50,000,000 shares authorized, at $0.01 par value, 16,003,175and 15,471,031 shares issued and outstanding, respectively	160,032	154,710
Additional paid-in capital	2,228,371	789,721
Deficit accumulated during the development stage	(2,447,857)	(957,772)

Total Stockholders' Equity	(34,378)	3,053

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,315	$3,063

The accompanying notes are an integral part of these financial statements.

FONU2, INC.
(Formerly Cygnus Internet, Inc.)
(A Development Stage Company)
Statements of Operations

	For the Years Ended December 31,		From Inception on August 26, 2009 Through December 31,
	2011	2010	2011

REVENUES	$-	$-	$-

OPERATING EXPENSES
Depreciation	2,033	4,285	6,318
General and administrative	1,488,052	856,365	2,441,539

Total Operating Expenses	1,490,085	860,650	2,447,857

NET INCOME (LOSS)	$(1,490,085)	$(860,650)	$(2,447,857)

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(0.09)	$(0.07)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	15,735,170	11,979,558

The accompanying notes are an integral part of these financial statements.

FONU2, INC.
(Formerly Cygnus Internet, Inc.)
(A Development Stage Company)
Statements of Stockholders' Equity
	Preferred Series A		Preferred Series B		Common Stock		Additional Paid-In	Deficit Accumulated During the Development	Total Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Stage	Equity
Balance, August 26, 2009 (inception)	-	$-	-	$-	-	$-	$-	$-	$-
Common stock issued for cash	-	-	-	-	6,221,800	62,218	(40,218)	-	22,000
Common stock issued for services	-	-	-	-	50,000	500	19,500	-	20,000
Contributed salary	-	-	-	-	-	-	62,500	-	62,500
Capital contributed by shareholders	-	-	-	-	-	-	6,192	-	6,192
Net loss for the year ended December 31, 2009	-	-	-	-	-	-	-	(97,122)	(97,122)
Balance, December 31, 2009	-	-	-	-	6,271,800	62,718	47,974	(97,122)	13,570
Capital contributed by shareholder	-	-	-	-	-	-	1,000	-	1,000
Distributions to shareholders	-	-	-	-	-	-	(1,866)	-	(1,866)
Common stock issued for cash	-	-	-	-	3,560,499	35,605	117,721	-	153,326
Common stock issued for services	-	-	-	-	5,638,732	56,387	123,496	-	179,883
Contributed salary	-	-	-	-	-	-	437,500	-	437,500
Preferred stock issued for cash	-	-	500,000	5,000	-	-	7,000	-	12,000
Preferred stock issued for services	-	-	1,139,368	11,394	-	-	56,896	-	68,290
Net loss for the year ended December 31, 2010	-	-	-	-	-	-	-	(860,650)	(860,650)
Balance, December 31, 2010	-	-	1,639,368	16,394	15,471,031	154,710	789,721	(957,772)	3,053
Capital contributed by shareholder					-	-	1,000	-	1,000
Distributions to shareholders					-	-	(1,830)	-	(1,830)
Common stock issued for cash					532,144	5,322	185,669	-	190,991
Contributed salary	-	-	-	-	-	-	500,000	-	500,000
Preferred stock issued for cash	168,239	1,682	-	-	-	-	138,298	-	139,980
Preferred stock issued for services	700,000	7,000	-	-	-	-	573,913	-	580,913
Capital contributed by officer	-	-	-	-	-	-	41,600	-	41,600
Net loss for the year ended December 31, 2011	-	-	-	-	-	-	-	(1,490,085)	(1,490,085)
Balance, December 31, 2011	868,239	$8,682	1,639,368	$16,394	16,003,175	$160,032	$2,228,371	$(2,447,857)	$(34,378)

The accompanying notes are an integral part of these financial statements.

FONU2, INC.
(Formerly Cygnus Internet, Inc.)
(A Development Stage Company)
Statements of Cash Flows

	For the Years Ended December 31,		From Inception on August 26, 2009 Through December 31,
	2011	2010	2011

OPERATING ACTIVITIES
Net loss	$(1,490,085)	$(860,650)	$(2,447,857)
Adjustments to reconcile loss
to cash flows from operating activities:
Depreciation	2,033	4,285	6,318
Contributed salary	500,000	437,500	1,000,000
Stock-based compensation	580,913	238,173	839,086
Changes in operating assets and liabilities
Other current assets	(2,285)	-	(2,285)
Accounts payable	11,790	10	11,800

Net Cash Used in Operating Activities	(397,634)	(180,682)	(592,938)

INVESTING ACTIVITIES
Purchase of property, plant and equipment	-	-	(7,348)

Net Cash Used in Investing Activities	-	-	(7,348)

FINANCING ACTIVITIES
Capital contributions	42,600	1,000	49,792
Distributions to shareholders	(1,830)	(1,866)	(3,696)
Proceeds from convertible debt	25,000	-	25,000
Bank overdraft	893	-	893
Common and preferred stock issued for cash	330,971	175,326	528,297

Net Cash Provided by Investing Activities	397,634	174,460	600,286
NET INCREASE (DECREASE) IN CASH	-	(6,222)	-
CASH AT BEGINNING OF YEAR	-	6,222	-
CASH AT END OF YEAR	$-	$-	$-

SUPPLEMENTAL CASH FLOW INFORMATION:
CASH PAID FOR:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

FonU2, Inc.

(Formerly Cygnus Internet, Inc.)

 (A Development Stage Company)

Notes to Financial Statements

December 31, 2011 and 2010

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

FonU2, Inc. (“the Company”) was organized on August 26, 2009, under the laws of the State of Florida, as Cygnus Internet, Inc. The Company is a development stage company and has not commenced principle operations as of the balance sheet date.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basic (Loss) per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2011 and 2010.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Income Taxes

The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to net the loss before provision for income taxes for the following reasons:

	December 31, 2011	December 31, 2010
Income tax expense at statutory rate	$ (521,530)	$ (301,228)
Stock-based compensation and contributed salary	378,320	236,486
Change in valuation allowance	143,210	64,742
Income tax expense per books	$ -	$ -

FonU2, Inc.

(Formerly Cygnus Internet, Inc.)

 (A Development Stage Company)

Notes to Financial Statements

December 31, 2011 and 2010

Net deferred tax assets consist of the following components as of:

	December 31, 2011	December 31, 2010
NOL carryover	$ (608,771)	$ (69,860)
Valuation allowance	608,771	69,860
Net deferred tax asset	$ -	$ -

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $608,771 for federal income tax reporting purposes are subject to annual limitations. When a change in ownership occurs, net operating loss carry forwards may be limited as to use in future years.

Accounting Basis

The basis is accounting principles generally accepted in the United States of America.  The Company has adopted a December 31 fiscal year end.

Stock-Based Compensation.

The Company accounts for share-based compensation in accordance with Accounting Standards Codification subtopic 718-10, Stock Compensation (“ASC 718-10”). This requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including employee stock options and employee stock purchases related to an Employee Stock Purchase Plan based on the estimated fair values.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had nor is not expected to have a material impact on the Company’s financial position or statements.

2.           GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has accumulated deficit of $2,447,857 as of December 31, 2011.  The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

3.           NOTE PAYABLE

During 2011, the Company entered into two debt agreements for a total of $75,000.  The proceeds from the notes were to be held in escrow until completion of a merger with a public entity.  The notes carry interest at 10% and are convertible into shares of the potential merged entity at a discount of 30% to the market price of the potential merged entity’s common stock, however the conversion price can be no lower than $0.10 or higher than $0.50.  If the merger did not occur, the Company must repay the note plus 10% interest.  As of December 31, 2011, $25,000 of the funds were released from escrow for working capital purposes but are not considered convertible until closing of the merger.

FonU2, Inc.

(Formerly Cygnus Internet, Inc.)

 (A Development Stage Company)

Notes to Financial Statements

December 31, 2011 and 2010

4.           EQUITY TRANSACTIONS

During the year ended December 31, 2009, the Company issued 6,221,800 shares of common stock for cash, resulting in total cash proceeds of $22,000.  In addition, the Company issued 50,000 shares of common stock for services rendered.  The Company realized a total expense in the amount of $20,000 relating to this issuance.  These shares were valued at the share price of the most recent sale of common stock for cash.

During the year ended December 31, 2010, the Company issued 3,560,499 shares of common stock for cash, resulting in total cash proceeds of $153,326.  In addition, the Company issued 5,638,732 shares of common stock for services rendered.  The Company realized a total expense in the amount of $179,883 relating to these issuances.  These shares were valued at the respective share prices of the most recent sales of common stock for cash.

During the year ended December 31, 2010, the Company issued 500,000 shares of preferred stock series B for cash, resulting in total cash proceeds of $12,000.  In addition, the Company issued 1,139,638 shares of preferred stock series B for services rendered.  The Company realized a total expense in the amount of $68,290 relating to these issuances.  These shares were valued at the respective share prices of the most recent sales of common stock for cash.  Holders of preferred series B receive non-cumulative dividends with common shareholders and the equivalent of one vote for each share held.

During the year ended December 31, 2011, the Company issued 532,144 shares of common stock for cash, resulting in total cash proceeds of $190,991.

During the year ended December 31, 2011, the Company issued 168,239 shares of preferred stock series A for cash, resulting in total cash proceeds of $139,980.  In addition, the Company issued 700,000 shares of preferred stock series B for services rendered.  The Company realized a total expense in the amount of $580,913 relating to these issuances. These shares were valued at the respective share prices of the most recent sales of common stock for cash.  Holders of preferred series A receive non-cumulative dividends with common shareholders and the equivalent of one vote for each share held.

In September of 2009, the Company entered into an employment agreement with Jeffrey Pollitt.  The agreement called for a base salary of $250,000 per year.  In March of 2010, the Company entered into an employment agreement with William LaVenia.  The agreement called for a base salary of $250,000 per year.  All amounts under these agreements have been forgiven by these officers, resulting in contributed salary of $62,500, $437,500 and $500,000 during the years ended December 31, 2009, 2010 and 2011, respectively.

5.          SUBSEQUENT EVENTS

In March of 2012, the Company amended its articles of incorporation to make its preferred stock series A and B convertible into common stock at a ratio of 1:1.  In conjunction with the share exchange described below, all shares of preferred stock were converted to common stock.

Subsequent to the merger transaction, the Company issued 2,350,000 shares for services. In addition, the Company issued 2,250,000 shares for prepaid services valued at $427,500, 50,000 shares for interest on notes payable valued at $13,500, and 40,000 shares for cash of $10,000. 100,000 shares were cancelled and 8,102,736 shares were purchased back by the Company for a total aggregate consideration of one.

FonU2, Inc.

(Formerly Cygnus Internet, Inc.)

 (A Development Stage Company)

Notes to Financial Statements

December 31, 2011 and 2010

On March 6, 2012, the Company and its Chief Executive Officer, Jeffrey M. Pollitt entered into an agreement with Zaldiva, Inc., a Nevada corporation, whereby the Company executed an Agreement and Plan of Reorganization.

Under the Agreement, Zaldiva agreed to purchase all of the material assets of the Company in exchange for 53,411,262 “unregistered” and “restricted” shares of Zaldiva’s common stock, which would represent approximately 85% of Zaldiva’s issued and outstanding common stock upon issuance.  The Agreement and Plan of Reorganization was finalized on March 29, 2012.  The transaction was accounted for as a reverse merger.  Pursuant to this transaction, Zaldiva changed its corporate name to FonU2, Inc.

Subsequent to the merger transaction, the Company issued 3,900,000 shares of common stock for services with a fair value of $653,835, 40,000 shares of common stock for cash of $10,000 and 50,000 shares of common stock for interest on two notes payable with a fair value of $13,500.

(b)

Pro forma financial information.

FONU2, Inc. (fka. Cygnus Internat, Inc.)

Unaudited Proforma Consolidated Balance Sheet

December 31, 2011

		Cygnus			Adjusted
		Internet,	Combined	Pro Forma	Pro Forma
	Zaldiva, Inc.	Inc.	Totals	Adjustments	Totals
ASSETS
CURRENT ASSETS
Cash	$18,239	$-	$18,239	$-	$18,239
Inventory	46,684	-	46,684	-	46,684
Total Current Assets	64,923	-	64,923	-	64,923
PROPERTY AND EQUIPMENT, net	622,716	1,030	623,746	-	623,746
OTHER ASSETS
Deposits	-	2,285	2,285	-	2,285
Total Other Assets	-	2,285	2,285	-	2,285
TOTAL ASSETS	$687,639	$3,315	$690,954	$-	$690,954
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$19,304	$11,800	$31,104	$-	$31,104
Bank overdraft	-	893	893	-	893
Notes payable	-	25,000	25,000	-	25,000
Convertible preferred stock	588,235	-	588,235	-	588,235
Total Current Liabilities	607,539	37,693	645,232	-	645,232
TOTAL LIABILITIES	607,539	37,693	645,232	-	645,232
STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	25,076	25,076	-	25,076
Common stock	9,097	16,003	25,100	53,412	78,512
Additional paid-in capital	3,463,767	2,372,400	5,836,167	(53,412)	2,389,991
				(3,392,764)
Retained earnings (deficit)	(3,392,764)	(2,447,857)	(5,840,621)	3,392.764	(2,447,857)
Total Stockholders' Equity (Deficit)	80,100	(34,378)	45,722	-	45,722
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$687,639	$3,315	$690,954	$-	$690,954

FONU2, Inc. (fka. Cygnus Internet, Inc.)

Unaudited Proforma Consolidated Statements of Operations

Zaldiva, Inc. For the Year Ended September 30, 2011

Cygnus Internet, Inc. For the Year Ended December 31, 2011

					Pro-Forma
		Cygnus			Adjusted
		Internet,	Combined	Pro Forma	Combined
	Zaldiva, Inc.	Inc.	Totals	Adjustments	Totals
REVENUES	$193,660	$-	$193,660	$-	$193,660
COST OF SALES	100,203	-	100,203	-	100,203
GROSS PROFIT	93,457	-	93,457	-	93,457

OPERATING EXPENSES
General and administrative	471,340	1,488,052	1,959,392	-	1,959,392
Depreciation and amortization expense	19,492	2,033	21,525	-	21,525
Total Costs and Expenses	490,832	1,490,085	1,980,917	-	1,980,917
OPERATING LOSS	(397,375)	(1,490,085)	(1,887,460)	-	(1,887,460)

OTHER INCOME (EXPENSE)
Other income	751	-	751	-	751
Interest expense	(58,044)	-	(58,044)	-	(58,044)
Total Other Expense	(57,293)	-	(57,293)	-	(57,293)

LOSS BEFORE INCOME TAXES	(454,668)	(1,490,085)	(1,944,753)	-	(1,944,753)
PROVISION FOR INCOME TAXES	-	-	-	-	-
NET LOSS	$(454,668)	$(1,490,085)	$(1,944,753)	$-	$(1,944,753)

BASIC AND DILUTED LOSS PER SHARE	$(0.05)	$(0.03)			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	8,837,394	53,411,262			62,248,656

Notes to Unaudited Pro Forma Consolidated Financial Statements

On March 6, 2012, Zaldiva, Inc., a Nevada corporation (“Zaldiva”); Cygnus Internet, Inc., a Florida corporation (the “Company” or “Cygnus”); and Jeffrey Pollitt, who is the beneficial owner of approximately 37% of Cygnus’ outstanding shares, executed an Agreement and Plan of Reorganization (the “Agreement”) by which Zaldiva will acquire all of the material assets of Cygnus (the “Assets”) used directly or indirectly in the operation of Cygnus’ business, including but not limited to Cygnus’ operations that are currently conducted under the names “FONU2,” “FONUS.COM,” “CANDYFONE” and “CANDYFONE.COM,” together with all intellectual property, computer hardware and software associated with such business (the “FONU2 Business”).  Following the completion of the asset acquisition (the “Acquisition”), Zaldiva will continue the operation of the FONU2 Business.  The Company’s stockholders will not be surrendering any of their Company shares in connection with the Acquisition; each Company stockholder will continue to hold the same number of Company shares that he/she/it held immediately prior to the closing. The accompanying unaudited pro forma financial statements present the financial position of Zaldiva and Cygnus as of December 31, 2011 and the operations for the years ended September 30, 2011 and December 31, 2011, respectively.

Following the closing of the Acquisition, Zaldiva will issue to the Company’s common stockholders, on a pro rata basis, a total of 53,411,262 “unregistered” and “restricted” shares of its common stock (the “Acquisition Shares”) in exchange for the conveyance of all of the Assets to Zaldiva.  After the issuance of these shares, there will be approximately 62,786,188 outstanding shares of Zaldiva common stock.  Current Zaldiva stockholders will own approximately 9,374,926 shares, or approximately 15% of its outstanding shares, and current Company stockholders will collectively own 53,411,262 such shares, or approximately 85% of Zaldiva’s outstanding voting securities.  See the following Capitalization Tables for information about the holdings of:  (i) all of the Company’s stockholders holding at least five percent (5%) of its outstanding voting securities immediately prior to the closing of the Acquisition; (ii) all of Zaldiva’s stockholders holding at least five percent (5%) of its outstanding voting securities immediately prior to the closing of the Acquisition; and (iii) all of the stockholders holding at least five percent (5%) of Zaldiva’s shares immediately after the closing of the Acquisition, taking into account the issuance of the 53,411,262 Acquisition Shares to the Company’s stockholders. The shareholders of Cygnus control the combined entity after the acquisition accordingly the transaction is accounted for as a recapitalization  of Cygnus with no adjustment to the carrying values of the assets or liabilities of Cygnus.

Pro forma adjustment [1] reflects the issuance of 53,411,262 shares of Zaldiva common stock to the shareholders of Cygnus  in exchange for the net assets of Cygnus.  Pro forma adjustment [2] reflects the elimination of the accumulated deficit of Zaldiva.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FONU2 INC., a Nevada corporation

Date:  June 6, 2013

/s/ Robert B. Lees

Robert B. Lees, Chief Executive Officer